
Omnicare

Second Quarter 2014 Financial Results

Supplemental Slides

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is attached to our press release and posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Table of Contents

Omnicare

Second-Quarter 2014 Highlights[1]

- Revenue of $1,611M; 7.2% year-over-year increase
- Adjusted EBITDA of $176.2M; 4.4% year-over-year increase
- Adjusted operating income of $149.1M; 5.4% year-over-year increase
- Adjusted cash earnings per diluted share of $0.91; 7.1% higher than 2Q13 cash earnings of $0.85
  - $1.4M (or $.01 per diluted share) YOY decline in 2Q14 cash EPS adjustments
- Cash flows from operations of $218.6M (36% YOY increase)
  - Highest quarterly operating cash flows in company history
- Long-Term Care Group second-quarter performance:
  - Net sales 3% higher vs. 2Q13; generic dispensing rate of 83.9%
  - Adjusted operating income relatively even at $160M
- Specialty Care Group second-quarter performance:
  - Net sales increased 22% year-over-year to $420.1M
  - Operating income of $31.1M; 15% year-over-year increase

1. Second-quarter 2014 results have been adjusted to exclude special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page.

Omnicare

Operating Metrics

Script Data[1]

(In thousands, except %s)	Sequential 2Q 2014	Sequential 1Q 2014	Increase / (Decrease)	Prior Year 2Q 2013	Increase / (Decrease)
Long-Term Care Group Scripts:					
Generic scripts dispensed	20,671	20,853	(0.9%)	20,558	0.5%
Branded scripts dispensed	3,956	4,107	(3.7%)	4,236	(6.6%)
Over-the-counter scripts dispensed	3,328	3,346	(0.5%)	3,352	(0.7%)
Total LTC Group scripts	27,955	28,306	(1.2%)	28,146	(0.7%)
Calendar days	91	90	1.1%	91	0.0%
LTC scripts per calendar day	307	315	(2.5%)	309	(0.6%)
Generic dispensing rate [1]	83.9%	83.6%	30 bps	82.9%	100 bps



Generic Dispensing Rate(1)
90%
85%
80%
75%
83.9%
78.0%
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

- *LTC scripts were 1.2% lower sequentially, reflecting customer divestitures and seasonal decline in pharmaceutical utilization*
- *LTC scripts declined 0.7% year-over-year as a result of an assisted living customer that shifted from a bi-weekly to a monthly dispensing frequency in 2Q13 as well as lower utilization levels*
- *Generic dispensing rate increased 30 bps sequentially as Omnicare continues to effectively utilize low-cost generic medications*

1. Generic prescriptions dispensed as a percentage of Long-Term Care segment scripts excludes all over-the-counter (OTC) scripts, including generic OTC medications.

Omnicare

Gross Profit & Adjusted Operating Income[1][2]

In millions, except per share data and %s	Sequential 2Q 2014	Sequential 1Q 2014	Increase / (Decrease)	Prior Year 2Q 2013	Increase / (Decrease)
Net sales	$1,610.6	$1,571.0	2.5%	$ 1,503.1	7.2%
Cost of sales	1,256.4	1,212.6	3.6%	1,143.6	9.9%
Gross profit	$ 354.2	$ 358.5	(1.2%)	$ 359.5	(1.5%)
Rate	21.99%	22.82%	-83 bps	23.92%	-193 bps
SG&A expenses	184.1	186.8	(1.4%)	191.9	(4.1%)
Provision for doubtful accounts	21.1	21.6	(2.3%)	26.1	(19.2%)
Adjusted operating income from continuing operations[3]	149.1	150.1	(0.7%)	141.5	5.4%
Rate	9.26%	9.55%	-29 bps	9.41%	-15 bps

- *Net sales increased 7.2% year-over-year to $1,611M*
- *Gross profit of $354.2M decreased $5.3M over 2Q13 due primarily to the previously stated pricing adjustments with PDPs and other payers that is expected to moderate in 2015*
- *SG&A expense of $184.1M decreased 4.1% from 2Q13 or 134 basis points lower as a percentage of net sales, reflecting standardization and other cost efficiency initiatives; expect further improvements in 3Q14*
- *Adjusted operating income increased 5.4% year-over-year to $149.1M; operating margin decreased 15 basis points vs. 2Q13*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Results have been adjusted to exclude special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page.
3. Does not include cash-based EPS adjustment for amortization of intangibles

Omnicare

Adjusted Net Income & Cash EPS[1][2]

In millions, except per share data and %s	Sequential 2Q 2014	1Q 2014	Increase / (Decrease)	Prior Year 2Q 2013	Increase / (Decrease)
Adjusted operating income from continuing operations	$ 149.1	$ 150.1	(0.7%)	$ 141.5	5.4%
Adjusted interest expense, net of investment income	(23.1)	(23.3)	(0.9%)	(23.4)	(1.3%)
Adjusted income before income taxes	126.0	126.8	(0.6%)	118.0	6.8%
Income taxes	(48.9)	(48.8)	0.2%	(45.5)	7.5%
Income from continuing operations	77.1	78.0	(1.2%)	72.5	6.3%
Income from discontinued operations	1.1	1.0	10.0%	4.9	(77.6%)
Net income	78.2	79.0	(1.0%)	77.5	0.9%
Intangible asset amortization - after tax	4.9	4.9	0.0%	5.1	(3.9%)
Goodwill amortization - tax deduction	7.0	7.0	0.0%	9.4	(25.5%)
Contingent convertible debenture interest - tax deduction	7.9	8.1	(2.5%)	6.7	17.9%
Adjusted cash earnings from continuing operations	96.9	98.0	(1.1%)	93.7	3.4%
Weighted average diluted shares outstanding	106.1	107.7	(1.5%)	109.9	(3.5%)
Adjusted cash earnings per diluted share from continuing operations	**$ 0.91**	**$ 0.91**	**0.0%**	**$ 0.85**	**7.1%**
Adjusted cash earnings per diluted share from discontinued operations	$ 0.02	$ 0.01	100.0%	$ 0.05	(60.0%)
Adjusted cash earnings per diluted share	$ 0.93	$ 0.92	1.1%	$ 0.90	3.3%
Adjusted operating income from continuing operations	$ 149.1	$ 150.1	(0.7%)	$ 141.5	5.4%
Adjusted depreciation and amortization	27.1	27.6	(1.8%)	27.3	(0.7%)
Adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") from continuing operations	176.2	177.7	(0.8%)	168.8	4.4%

- *2Q14 adjusted cash earnings increased 3.4% year-over-year to $96.9M*
  - *Cash EPS adjustments were $19.8M in 2Q14; 6.7% year-over-year decrease*
- *Adjusted cash earnings per diluted share from continuing operations of $0.91 increased 7.1% over 2Q13*
  - *2Q14 weighted average diluted share count declined 3.5% from 2Q13*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Results have been adjusted to exclude special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page.

Omnicare

Adjusted Operating Income by Segment [1]

In millions, except %s	Sequential 2Q 2014	Sequential 1Q 2014	Increase / (Decrease)	Prior Year 2Q13	Increase / (Decrease)
Long-Term Care Group					
Net sales	$ 1,190.4	$ 1,191.3	(0%)	$ 1,159.2	3%
Adjusted operating income[2]	160.0	162.1	(1%)	160.0	0%
Rate	13.44%	13.61%	-17 bps	13.80%	-36 bps
In whole numbers					
Per script data:					
Net sales / script	$ 42.58	$ 42.09	1.2%	$ 41.19	3.4%
Adjusted operating income / script [2]	$ 5.72	$ 5.73	(0.2%)	$ 5.68	0.7%
In millions, except %s					
Specialty Care Group					
Net sales	$ 420.1	$ 379.7	11%	$ 343.3	22%
Adjusted operating income[2]	31.1	31.7	(2%)	27.1	15%
Rate	7.40%	8.35%	-95 bps	7.88%	-48 bps

- *Long-Term Care net sales increased 3% YOY to $1,190M as a result of a mix shift, in dollars, from brand to generics, as brand inflation outpaced new generic introductions*
  - *Adjusted operating income per script of $5.72 increased modestly year-over-year as a result of continued operational and standardization efficiency gains*
- *Specialty Care Group 2Q14 revenue increased 22% year-over-year to $420.1M, primarily due to robust growth in our specialty pharmacy platform*
  - *Adjusted operating income of $31.1M represents a 15% increase from 2Q13; solid year-over-year growth trends in all four platforms in the Specialty Care Group*
- *Adjusted operating loss for the Corporate/Other segment in 2Q14 was $42.0M*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Results have been adjusted to exclude special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page.

Omnicare

Cash Flows [1]

In millions, except %s	Sequential 2Q 2014	1Q 2014	Increase / (Decrease)	Prior Year 2Q 2013	Increase / (Decrease)
Net income / (Loss)	$ 22.0	$ 63.8	(65.5%)	$ 52.2	(57.9%)
(Income) / Loss from discontinued operations	$ 39.3	$ (0.1)	(39400.0%)	$ (4.9)	(902.0%)
Adjustments to reconcile net income to net cash flows from operating activities:					
Depreciation expense	14.3	13.9	2.9%	13.9	2.9%
Amortization expense	19.0	19.8	(4.0%)	19.6	(3.1%)
Loss from disposition	0.5	-	100.0%	28.8	(98.3%)
Loss on debt extinguishment	8.4	-	100.0%	-	100.0%
Deferred tax provision	27.7	19.0	45.8%	30.3	(8.6%)
Changes in certain assets and liabilities, net of effects from acquisition and divestiture of	87.4	55.2	58.3%	20.8	320.2%
Net cash flows from operating activities of continuing operations	218.6	171.6	27.4%	160.7	36.0%
Net cash flows from (used in) operating activities of discontinued operations	0.2	5.9	(96.6%)	(6.9)	(102.9%)
Net cash flows from operating activities	218.9	177.5	23.3%	153.8	42.3%
Capital expenditures	21.9	26.2	(16.4%)	23.9	(8.4%)
Dividends paid	19.4	19.6	(1.0%)	14.3	35.7%
Free cash flow from continuing operations [2]	$ 177.3	$ 125.8	40.9%	$ 122.5	44.7%

- *Operating cash flows in the second-quarter of 2014 were $218.6M, a 36.0% increase year-over-year*
  - *Primarily driven by working capital improvements*
- *Capital expenditures continued at elevated levels due to investments in standardization and other efficiency-focused investments*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Free cash flow from continuing operations does not fully reflect the ability to freely deploy cash as it does not reflect required payments on indebtedness and other obligations

Omnicare

Cash Deployment

In millions, except %s	Sequential 2Q 2014	Sequential 1Q 2014	Increase / (Decrease)	Prior Year 2Q 2013	Increase / (Decrease)
Net cash flows from operating activities of continuing operations (reported)	$ 218.6	$ 171.6	27.4%	$ 160.7	36.0%
Capital expenditures	21.9	26.2	(16.4%)	23.9	(8.4%)
Acquisitions	-	-	-	0.3	(100.0%)
Net debt and long term borrowings repayment [(1)]	141.4	44.3	219.2%	7.1	1891.5%
Capital returned:					
Dividends paid	$ 19.4	$ 19.6	(1.0%)	$ 14.3	35.7%
Share repurchases, net [(2)]	65.0	95.4	(31.9%)	100.0	(35.0%)
Total capital returned	84.4	115.0	(26.6%)	114.3	(26.2%)
% of net cash flows from operating activities of continuing operations	*38.6%*	*67.0%*	*-2,841 bps*	*71.1%*	*-3,252 bps*

Capital Returned to Stockholders [(3)]
(In millions, except %s)



$225
$200
$175
$150
$125
$100
$75
$50
$25
$-
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
YTD 2Q13
YTD 2Q14
Dividends Paid
Share Repurchases
% Returned

- *Repurchased 1.1 million shares of common stock for an aggregate amount of $65.0 million*
- *Returned 51.1% of YTD cash flows from operations to stockholders through share repurchases and dividends*
- *Repurchased $52 million of 3.75% convertible notes due 2025 for $134 million*
- *As of June 30, 2014, Omnicare had $340 million of share repurchase authorization remaining*

1. Each period presented included required quarterly repayment of the term loan. In 2Q14, Omnicare repurchased $52 million in 3.75% convertible senior notes due 2025 for $134 million.
2. Cumulative % Returned = (Dividends Paid + Share Repurchases) / Average Market Capitalization 2Q14. Average Market Capitalization = Avg. Share Price 2Q14 * Diluted Average Shares Outstanding 2Q14.

Omnicare

Full-Year 2014 Guidance

	Previous Guidance(1)	Current Guidance(2)
• Net sales	$6.3B to $6.4B	$6.3B to $6.4B
• Adjusted cash earnings per diluted share from continuing operations(3)	$3.64 to $3.72	$3.64 to $3.72
• Cash flow from continuing operations(4)	$475M to $550M	$500M to $550M

1. Guidance provided on April, 23, 2014
2. Guidance provided on July 23, 2014
3. Adjusted cash earnings per diluted share from continuing operations are adjusted to exclude special items and discontinued operations.
4. Excludes the impact from settlement payments

Omnicare

Appendix

Capital Structure



Major Debt Maturity Schedule(1)(2)
(in $ millions)
As of 9/30/10
As of 6/30/14
$1,800
$1,500
$1,200
$900
$600
$300
$0
2010
2015
2020
2025
2030
2035
2040
2045

Continue to focus on leveraging our strong balance sheet to spread out maturities and lower borrowing costs

1. Schedule represents debt maturity dates; however, the conversion thresholds for the 3.75% Convertible Senior Sub. Notes, due 2025, 3.75% Convertible Senior Sub. Notes, due 2042, and 4.00% Junior Sub. Convertible Notes, due 2033, were attained as of June 30, 2014 and are classified on the balance sheet as current debt.
2. Assumes convertible debentures due 2035 are put to the Company in 2015 with related tax recapture included. Debt amounts shown are exclusive of unamortized debt discount.

Omnicare

Working Capital Management
Five Quarter Trend[(1)]



45
40
35
30
25
20
15
10
5
70
65
60
55
50
45
40
35
30
31.5
32.5
40.1
32.9
29.5
44.5
42.9
41.7
43.3
39.2
2Q13
3Q13
4Q13
1Q14
2Q14
Days of Inventory On Hand (DOH)
Days Sales Outstanding (DSO)

Improvements in managing working capital have benefitted operating cash flows; additional payment to prime vendor expected in 3Q14 coupled with opportunistic working capital management strategies

1. DOH = Ending Inventory / (Quarterly Cost of Sales / Days in Quarter)
DSO = Ending Account Receivable / (Quarterly Sales / Days in Quarter)

Omnicare

Selected Branded Drug Patent Expirations[1]

2014

1Q14 - Launched

Avelox
Detrol LA
Hectorol
Myfortic
Micardis IR
Micardis HCT
Epivir-HBV Tabs

2Q14 - Launched

Actonel (150MG)
Evista
Lovaza
Lunesta
Mepron
Xeloda

2014

3Q14

Diovan IR
Rapamune (1MG, 2MG)

4Q14

Actonel (35MG)
Celebrex
Exforge IR/HCT
Intuniv
Nexium (Caps)
Oxycontin (Limited Launch)
Renagel
Renvela

TBD

Cellcept (Sol.)
Invega ER
Transderm-Scop

2015

Abilify
Aggrenox
Avodart
Copaxone
Gleevec
Namenda IR
Oxytrol
Patanol
Travatan Z
Welchol
Zyvox

2016

Advair Diskus
Azilect
Crestor
Enablex
Kaletra (Tabs)
Zetia

1. All generic launches are subject to change due to litigation or pediatric exclusivity. Gray font indicates launch has already occurred.

Omnicare



Omnicare

Second Quarter 2014 Financial Results

Supplemental Slides